UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : January 25, 2005

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-22007 (Commission File No.)	76-0519693 (I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS (Address of Principal Executive Offices)		77027 (Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition.

     On January 25, 2005, Southwest Bancorporation of Texas, Inc. (the “Company”) issued a press release reporting its earnings results for the fiscal year 2004. The press release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events.

     The press release issued on January 25, 2005 also announced that, effective March 7, 2005, Southwest Bank of Texas National Association will change its name to Amegy Bank National Association and that, subject to shareholder approval at the annual meeting in May 2005, the Company will change its name to Amegy Bancorporation, Inc. The Company’s stock symbol will become ABNK effective March 7, 2005.

Item 9.01(c)  Financial Statements and Exhibits.

     Exhibit 99.1    Press Release dated January 25, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC.
Dated: January 25, 2005	By:	/s/ P. ALLAN PORT
P. Allan Port
Executive Vice President, General Counsel, and Secretary

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INDEX TO EXHIBITS

Exhibit	Description

Exhibit 99.1	Press Release dated January 25, 2005.

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